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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 7, 2003
                        (Date of earliest event reported)

                          STANDARD MOTOR PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

          New York                                1-4743                          11-1362020
 (State or other jurisdiction             (Commission File Number)               (IRS Employer
    of incorporation)                                                          Identification No.)


        37-18 Northern Blvd. Long Island City, N.Y.                                  11101
          (Address of principal executive offices)                                (Zip Code)


         Registrant's telephone number, including area code     (718) 392-0200



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ITEM 5.  OTHER EVENTS

         On February 10, 2003, Standard Motor Products, Inc. (the "Registrant") announced that it had signed a definitive agreement to acquire substantially all of the assets and to assume substantially all of the operating liabilities of Dana Corporation's Engine Management Division. The related asset purchase agreement is attached hereto as Exhibit 2.1. At the acquisition closing, the Registrant and Dana will enter into a Share Ownership Agreement in connection with Dana receiving the applicable number of shares of the Registrant's common stock. A form of such Share Ownership Agreement is filed herewith as Exhibit
4.6. The acquisition is subject to customary closing conditions, including the expiration of the Hart-Scott-Rodino waiting period.

         The Registrant plans to finance a portion of the cash portion of the purchase price and the one time costs associated with the acquisition and integration expenses with an expansion of its existing revolving credit facility with General Electric Capital Corporation, as agent. The Amended and Restated Credit Agreement is filed herewith as Exhibit 99.1.

         The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated February 10, 2003, filed herewith as
Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements and Exhibits:

            (1)      None

         (b) Pro forma financial information:

            (1)      None

         (c) Exhibits:

         2.1 Asset Purchase Agreement, dated as of February 7, 2003, by and among Dana Corporation, Automotive Controls Corp., BWD Automotive Corporation, Pacer Industries, Inc., Ristance Corporation and Engine Controls Distribution Services, Inc., as Sellers, and Standard Motor Products, Inc., as Buyer.

         4.6 Form of Share Ownership Agreement by and between Standard Motor Products, Inc. and Dana Corporation.

         99.1 Amended and Restated Credit Agreement, dated as of February 7, 2003 among Standard Motor Products, Inc., Stanric, Inc., and Mardevco Credit Corp., as Borrowers, the other Credit Parties signatory thereto, General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders, Bank of America, N.A., for itself, as Lender, and as Syndication Agent, GMAC Commercial Finance LLC (as successor by merger to GMAC Commercial Credit LLC), for itself as Lender, and as Documentation Agent, and the other Lenders signatory thereto from time to time.

         99.2 Press release of the Registrant, dated as of February 10, 2003.



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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

STANDARD MOTOR PRODUCTS, INC.





By:      /s/ James J. Burke
         --------------------------------------------
         James J. Burke
         Vice President Finance, Chief Financial Officer


Dated as of February 10, 2003









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                                  EXHIBIT INDEX

         2.1 Asset Purchase Agreement, dated as of February 7, 2003, by and among Dana Corporation, Automotive Controls Corp., BWD Automotive Corporation, Pacer Industries, Inc., Ristance Corporation and Engine Controls Distribution Services, Inc., as Sellers, and Standard Motor Products, Inc., as Buyer.

         4.6 Form of Share Ownership Agreement by and between Standard Motor Products, Inc. and Dana Corporation.

         99.1 Amended and Restated Credit Agreement, dated as of February 7, 2003 among Standard Motor Products, Inc., Stanric, Inc., and Mardevco Credit Corp., as Borrowers, the other Credit Parties signatory thereto, General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders, Bank of America, N.A., for itself, as Lender, and as Syndication Agent, GMAC Commercial Finance LLC (as successor by merger to GMAC Commercial Credit LLC), for itself as Lender, and as Documentation Agent, and the other Lenders signatory thereto from time to time.

         99.2 Press release of the Registrant, dated as of February 10, 2003.






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